Janus Investment Fund

INTECH U.S. Managed Volatility Fund II
(formerly named INTECH U.S. Growth Fund)

Supplement dated December 17, 2014
to Currently Effective Prospectus

The Board of Trustees of INTECH U.S. Managed Volatility Fund II (the “Fund”) has approved an Agreement and Plan of Reorganization that provides for the merger of the Fund with and into INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund) (the “Merger”). The Merger is designed to streamline the Janus mutual funds platform and consolidate the Funds, which, effective December 17, 2014, have identical investment strategies and risks, and the same benchmark index.

In connection with the Merger, shareholders of each class of shares of the Fund will receive shares of a corresponding class of INTECH U.S. Managed Volatility Fund approximately equivalent in dollar value to Fund shares owned immediately prior to the Merger. You do not need to take any action for the Merger to take effect. The closing date of the Merger is expected to be on or about April 10, 2015, or as soon as practicable thereafter. After the Merger is completed, the Fund will be liquidated and terminated.

Effective at the close of trading on Friday, December 26, 2014, the Fund will be closed to new investors. Until such time as the Merger is implemented, existing shareholders of the Fund may continue to purchase shares of the Fund, unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus fund for which they are eligible to purchase at any time prior to the Merger. Any applicable contingent deferred sales charges (“CDSC”) charged by the Fund will be waived for redemptions or exchanges through the date of the Merger. Exchanges by Class A shareholders into Class A Shares of another Janus fund are not subject to any applicable initial sales charge. Please check with your intermediary regarding other Janus funds and share classes offered through your intermediary.

The Merger is expected to qualify as a tax-free reorganization, so you should not realize a tax gain or loss as a direct result of the Merger, nor will you pay expenses associated with the Merger. The Merger, however, may accelerate distributions, which may be taxable, as the tax year for the Fund will end on the date of the Merger.

Investors who are Fund shareholders as of December 26, 2014 will receive a prospectus/information statement that contains a full description of INTECH U.S. Managed Volatility Fund and the terms of the Merger. It is anticipated that the prospectus/information statement will be mailed in late January 2015. At that time, a copy of the prospectus/information statement will also be available, free of charge, on the Securities and Exchange Commission’s website at www.sec.gov, at janus.com/fundupdate, or by calling Janus Capital at 1-877-335-2687. Janus encourages you to read the prospectus/information statement as it contains important information regarding the Merger.

This supplement is not an offer to sell or a solicitation of an offer to buy shares of INTECH U.S. Managed Volatility Fund. For important information about fees, expenses, and risk considerations regarding INTECH U.S. Managed Volatility Fund, please refer to the INTECH U.S. Managed Volatility Fund’s prospectus, as supplemented, and the prospectus/information statement relating to the Merger on file with the Securities and Exchange Commission, when it becomes available.

Please retain this Supplement with your records.